Putnam

ESG High Yield ETF

Summary Prospectus	September 1, 2025

Fund Symbol: PHYD	Principal U.S. Listing Exchange: NYSE Arca, Inc.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information, reports to shareholders and other information about the fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling 1-800-225-1581 or by sending an e-mail request to funddocuments@putnam.com.

The fund’s prospectus and statement of additional information, both dated September 1, 2025, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Goal

The fund seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income.

Fees and expenses

The following tables describe the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(expenses you pay each year as a percentage of the value of your investment)

Management fees	Distribution and service (12b-1) fees	Other expenses	Acquired fund fees and expenses	Total annual fund operating expenses[1]	Expense reimburse- ment[2]	Total annual fund operating expenses after expense reim- bursement
0.55%	None	0.00%	0.02%	0.57%	(0.02)%	0.55%

1 Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the fund’s financial highlights tables, which reflect the fund’s operating expenses and do not include acquired fund fees and expenses.

2 The Investment Manager has agreed to reduce its fees by an amount equal to the management fees paid by Franklin Templeton affiliated funds with respect to assets the fund invests in such affiliated funds. This arrangement cannot be terminated prior to August 31, 2026 without approval of the Board of Trustees.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

	1 year	3 years	5 years	10 years
ESG High Yield ETF	$56	$181	$316	$711

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 36%.

Investments, risks, and performance

Principal investment strategies

The fund invests mainly in bonds that are below investment grade in quality (sometimes referred to as “junk bonds”) with a focus on companies or issuers that the fund’s Investment Manager, as defined below, believes meet relevant environmental, social or governance (“ESG”) criteria on a sector-specific basis (“ESG criteria”). The fund invests mainly in bonds that also have one or more of the following characteristics: (1) are obligations of U.S. companies or issuers and (2) have intermediate- to long-term maturities (three years or longer). The fund may consider, among other factors, a company’s or issuer’s ESG criteria (as described below), credit, interest rate, liquidity and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

Under normal circumstances, the fund invests at least 80% of the value of its net assets in fixed-income securities rated below investment grade that meet the Investment Manager’s ESG criteria. This policy is non-fundamental and may be changed only after 60 days’ notice to shareholders. The Investment Manager may not apply ESG criteria to investments that are not subject to the fund’s 80% policy and such investments may not meet the Investment Manager’s ESG criteria. The fund will not necessarily sell an investment if it no longer meets the Investment Manager’s ESG criteria after purchase, subject to compliance with the 80% policy.

In evaluating investments for the fund, the Investment Manager identifies relevant ESG criteria for specific sectors, subsectors or countries using an internally developed framework, which may take into account independent third party ESG data. The Investment Manager identifies specific ESG criteria (i.e., quality of board, quality of management, product safety and quality, workforce relations, emissions and waste management, or energy management, among others) and assigns a percentage weighting to those criteria based on the Investment Manager’s assessment of which ESG criteria are more or less important. As part of this analysis, the Investment Manager may utilize metrics and information such as emissions data, carbon intensity, sources of energy used for operations, water use and re-use, water generation, waste diversion from landfill, employee safety and diversity data, supplier audits, product safety, board composition, and incentive compensation structures. After evaluating these criteria and applying the established weightings, the Investment Manager will assign each company, issuer or country, as applicable, a proprietary ESG rating ranging from a 5.0 to a 1.0 with 5.0 indicating the highest (best) ESG rating and 1.0 indicating the lowest (worst) ESG rating. In order to meet the Investment Manager’s ESG criteria for purposes of the above-referenced non-fundamental investment policy, a company or issuer must generally be rated 2.5 or above by the Investment Manager. While the Investment Manager may consider independent third-party data as a part of its analytical process, the portfolio management team performs its own independent analysis of issuers and does not rely solely on third-party screens.

For corporate credit (i.e., investment grade-rated and below investment grade-rated securities), the Investment Manager also applies a momentum factor in determining the ESG rating of a company or issuer based on the Investment Manager’s view of whether the performance of the company or issuer under the relevant ESG criteria is expected to improve or decline. If an issuer is rated 2.0 or above and has a positive momentum factor, a company or issuer will be viewed as meeting the Investment Manager’s criteria for purposes of the above-referenced non-fundamental policy. Conversely, if an issuer has a negative momentum factor, it will be viewed as meeting the Investment Manager’s criteria for purposes of the above-referenced non-fundamental policy only if it’s rated a 3.0 or above.

While the Investment Manager may consider independent third-party data as a part of its analytical process, the portfolio management team performs its own independent analysis of issuers and does not rely solely on third-party screens.

The fund’s approach to ESG investing incorporates fundamental research together with consideration of ESG criteria which may include, but are not limited to, those included in the following descriptions. Environmental criteria include, for example, a company’s or issuer’s carbon intensity and use of resources like water or minerals. ESG measures in this area might include plans to reduce waste, increase recycling, raise the proportion of energy supplied from renewable sources, or improve product design to be less resource intensive. Social criteria include, for example, labor practices and supply chain management. ESG measures in this area might include programs to improve employee well-being, commitment to workplace equality and diversity, or improved stewardship of supplier relationships and working conditions. Corporate governance criteria include, for example, board composition and executive compensation, as well as bondholders’ rights. ESG measures in this area might include improvements in board independence or diversity, or alignment of management incentives with the company’s or issuer’s strategic ESG objectives.

In the corporate credit sector, the Investment Manager combines fundamental analysis with relevant ESG insights with a forward-looking perspective. The Investment Manager believes that this approach contributes to a more nuanced assessment of an issuer’s credit profile.

The Investment Manager evaluates ESG considerations using independent third-party data (where available), and uses company or issuer disclosures and public data sources. The Investment Manager believes that ESG considerations are best analyzed in combination with a company’s or issuer’s fundamentals, including a company’s or issuer’s industry, location, strategic position, and key relationships. In addition to bonds, the fund may also invest in other fixed-income instruments, including bank loans. In addition to the main investment strategies described above, the fund may make other types of investments, such as investments in equity securities, asset-backed, hybrid and structured bonds and notes, preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws, and assignments of and participations in fixed and floating rate bank loans. The fund may also use derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

Risks

It is important to understand that you can lose money by investing in the fund.

ESG investing risk: Investing with a focus on companies or issuers that meet the Investment Manager’s ESG criteria may result in the fund investing in certain types of companies, issuers, industries or sectors that the market may not favor. Conversely, investing in such companies or issuers may result in the fund foregoing investment in securities that outperform the fund’s investments in certain environments. In evaluating an investment opportunity, the Investment Manager may make investment decisions without the availability of optimal ESG-related data (which may be even less available with securitized debt instruments) or based on information and data that is incomplete or inaccurate. ESG metrics are not uniformly defined and applying such metrics involves subjective assessments. ESG scorings and assessments of issuers can vary across third-party data providers and may change over time. The Investment Manager does not rely exclusively on third-party data providers in evaluating ESG criteria. ESG information from third-party data providers may be incomplete, inaccurate or unavailable, particularly with respect to companies in emerging market countries, which may adversely impact the investment process. The fund does not restrict its investments to “green bonds” (i.e., U.S. dollar-denominated bonds designated as “green” by the Climate Bonds Initiative) and does not restrict investments based solely on “negative screens”. In addition, a company’s or issuer’s business practices, products or services may change over time. As a result of these possibilities, among others, the fund may temporarily hold securities that are inconsistent with the fund’s ESG investment criteria. Regulatory changes or interpretations regarding the definitions and/or use of ESG criteria could have a material adverse effect on the fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective, as well as the ability of certain classes of investors to invest in funds, such as the fund, whose strategies include ESG criteria. Because fixed-income investments generally represent a promise to pay principal and interest by an issuer, and not an ownership interest, and may involve complex structures, ESG-related investment considerations may have a more limited impact on risk and return (or may have an impact over a different investment time horizon) relative to other asset classes, and this may be particularly true for shorter-term investments. In addition, holders of fixed-income investments do not typically have voting rights, unlike holders of equity investments who have the right to vote on issuer proposals, including ESG-related proposals.

Model risk: If the quantitative models or data that are used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses. Additionally, market movements are likely to change the risk levels and risk allocations of the fund. Investments made based on quantitative models may perform differently from the market as a whole.

Fluctuation of net asset value and share price risk: Shares may trade at a larger premium or discount to the fund’s net asset value than shares of other ETFs. The net asset value of the fund will generally fluctuate with changes in the market value of the fund’s holdings. The fund’s shares can be bought and sold in the secondary market at market prices. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for the fund’s shares may result in the fund’s shares trading significantly above (at a premium) or below (at a discount) net asset value or the intraday value of the fund’s holdings. In addition, in stressed market conditions or periods of market disruption or volatility, the market for fund shares may become less liquid in response to deteriorating liquidity in the markets for the fund’s underlying portfolio holdings.

Trading issues risk: The fund has a limited public trading history. There can be no assurance that an active trading market will develop or be maintained or that the market for fund shares will operate as intended, which could lead to the fund’s shares trading at wider spreads and larger premiums and discounts to net asset value than other actively managed ETFs. As a result, it may cost investors more to trade fund shares than shares of other ETFs. There is no guarantee that the fund will be able to attract market makers and authorized participants. Market makers and authorized participants are not obligated to make a market in the fund’s shares or to submit purchase and redemption orders for creation units. The market prices of the fund’s shares are expected to fluctuate, in some cases materially, in response to changes in the fund’s net asset value, the intraday value of the fund’s holdings and supply and demand for the fund’s shares. The Investment Manager cannot predict whether the fund’s shares will trade above, below or at their net asset value or the intraday value of the fund’s holdings. During such periods, investors may incur significant losses if they sell shares.

The securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares are listed. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the exchange and the corresponding premium or discount to the shares’ net asset value may widen.

Large shareholder transaction risk: The fund is subject to the risk that shareholders will purchase or redeem large quantities of shares of the fund. The fund may be an investment option for mutual funds that are managed by the Investment Manager and its affiliates as “funds of funds.” Additionally, other investors from time to time may make substantial investments in the fund. Such shareholders may at times be considered to control the fund. In addition, a large number of shareholders may collectively purchase or redeem fund shares in large amounts rapidly or unexpectedly. Large shareholder transactions may adversely affect the fund’s liquidity and net assets. These redemptions may also adversely affect the fund’s performance if the fund is forced to sell securities, which may also increase the fund’s brokerage costs.

Authorized participant concentration risk: Only an authorized participant may engage in creation and redemption transactions directly with the fund. The fund may have a limited number of financial institutions that act as authorized participants, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those authorized participants do not engage in creation and redemption orders, there may be a significantly diminished trading market for fund shares or fund shares may trade at a discount (or premium) to net asset value and possibly face trading halts and/or de-listing.

Cash transactions risk: Unlike certain ETFs, the fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in the fund’s shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

Market risk: The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, outbreaks of infectious illnesses or other widespread public health issues, and factors related to a specific issuer, asset class, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings, may negatively impact the fund’s performance, and may exacerbate other risks to which the fund is subject.

Fixed income investments risk: The risks associated with fixed income investments include interest rate risk, which is the risk that the value of the fund’s investments is likely to fall if interest rates rise. Fixed income investments are also subject to credit risk, which is the risk that issuers of the fund’s investments may default on payment of interest or principal. Fixed income investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress. Interest rate risk is generally greater for longer-term fixed income securities, and credit risk is generally greater for below-investment-grade fixed income securities (a significant part of the fund’s investments), which can be more sensitive to changes in markets, credit conditions, and interest rates, and may be considered speculative.

The fund invests mostly in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by any nationally recognized securities rating organization rating such investments, or in unrated investments that the Investment Manager believes are of comparable quality. The fund may invest up to 15% of the fund’s total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each rating organization rating such investments, or in unrated investments that the Investment Manager believes are of comparable quality. This includes investments in the lowest rating category of the rating organization. The fund will not necessarily sell an investment if its rating is reduced after the fund buys it. Investments rated below BBB or its equivalent are below-investment-grade in quality. This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If a default occurs, or is perceived as likely to occur, the value of the investment will usually be more volatile and could decrease. The value of a debt instrument may also be affected by changes in, or perceptions of, the financial condition of the issuer, borrower, counterparty, or other entity, or underlying collateral or assets, or changes in, or perceptions of, specific or general market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. A default or expected default could also make it difficult for the fund to sell the investment at a price approximating the value the Investment Manager had previously placed on it. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for the fund to buy or sell certain debt instruments or to establish their fair values.

Derivatives risk: The fund’s use of derivatives may increase the risks of investing in the fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivative positions and the potential failure of the other party to the instrument to meet its obligations. The risk of a party failing to meet its obligations may increase if the fund has significant exposure to that counterparty. The value of derivatives may move in unexpected ways due to unanticipated market movements, the use of leverage, imperfect correlation between the derivative instrument and the reference asset, or other factors, especially in unusual market conditions, and volatility in the value of derivatives could adversely impact the fund’s returns, obligations and exposures. Derivatives are also subject to other risks, including liquidity risk (e.g., liquidity demands arising from the requirement to make payments to a derivative counterparty), operational risk (e.g., settlement issues or system failures) and legal risk (e.g., insufficient legal documentation or contract enforceability issues).

Model risk: If the quantitative models or data that are used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses. Additionally, market movements are likely to change the risk levels and risk allocations of the fund. Investments made based on quantitative models may perform differently from the market as a whole.

Floating rate loan risk: To the extent the fund holds floating rate loans, interest rate risk may be reduced but will not be eliminated. While floating rate loans are normally secured by specific collateral or assets of the issuer (so that holders of the loans, such as the fund, will have a priority claim on those assets in the event of default or bankruptcy of the issuer), the value of collateral may be insufficient to meet the issuer’s obligations, and the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for floating rate loan transactions is typically longer than seven days, and it is possible that sale proceeds from floating rate loan transactions will not be available to meet redemption obligations.

Portfolio turnover rate: The fund’s portfolio turnover rate measures how frequently the fund buys and sells investments. A portfolio turnover rate of 100%, for example, would mean that the fund sold and replaced securities valued at 100% of the fund’s assets within a one-year period. From time to time the fund may engage in frequent trading. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs (including imputed transaction costs), which may detract from performance. The fund’s portfolio turnover rate and the amount of brokerage commissions it pays and transaction costs it incurs will vary over time based on market conditions.

Management and operational risk: There is no guarantee that the investment techniques, analyses, or judgments that the Investment Manager applies in making investment decisions for the fund will produce the intended outcome or that the investments selected for the fund will perform as well as other securities that were not selected for the fund. The Investment Manager, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year. The table shows the average annual total returns of the fund and also compares the fund’s performance with the average annual total returns of a broad measure of market performance and an additional index with characteristics relevant to the fund. The fund makes updated performance information, including its current net asset value per share, available at www.franklintempleton.com.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Annual total returns

Best Quarter:	Q3 2024	4.30%

Worst Quarter:	Q4 2024	0.12%

As of June 30, 2025, the fund’s year-to-date return was 4.76%.

Average annual total returns

(for periods ended 12/31/24)

ESG High Yield ETF	1 year	Since Inception[1]

Return before taxes	7.19%	8.01%

Return after taxes on distributions	4.26%	5.09%

Return after taxes on distributions and sales of fund shares	4.20%	4.85%

Bloomberg U.S. Aggregate Index (no deduction for fees, expenses or taxes)	1.25%	1.71%

JPMorgan Developed High Yield Index (no deduction for fees, expenses or taxes)	8.68%	9.48%

1.	Since inception January 19, 2023.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Important data provider notices and terms are available at www.franklintempletondatasources.com. All data is subject to change.

Your fund’s management

Investment Manager

Franklin Advisers, Inc. (“Franklin Advisers” or the “Investment Manager”)

Sub-advisors

Putnam Investment Management, LLC (“Putnam Management”)

Franklin Templeton Investment Management Limited (“FTIML”)

Portfolio managers

Norman P. Boucher

Portfolio Manager of Franklin Advisers and portfolio manager of the fund since 2023.

Robert L. Salvin

Portfolio Manager of Franklin Advisers and portfolio manager of the fund since 2023.

Purchase and sale of fund shares

Shares of the fund are listed and traded on an exchange, and individual fund shares may only be bought and sold in the secondary market through a broker or dealer at market price. These transactions, which do not involve the fund, are made at market prices that may vary throughout the day, rather than at net asset value. Shares of the fund may trade at a price greater than the fund’s net asset value (premium) or less than the fund’s net asset value (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the fund’s net asset value, market price, premiums and discounts, and bid-ask spread, is available at www.franklintempleton.com.

Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial professional), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

Information about the Summary Prospectus, Prospectus, and SAI

The summary prospectus, prospectus, and SAI for a fund provide information concerning the fund. The summary prospectus, prospectus, and SAI are updated at least annually and any information provided in a summary prospectus, prospectus, or SAI can be changed without a shareholder vote unless specifically stated otherwise. The summary prospectus, prospectus, and the SAI are not contracts between the fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Additional information, including current performance, is available at www.franklintempleton.com, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

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